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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-06935




                        SUPPLEMEMT TO THE PROSPECTUS OF
                 MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
                            DATED SEPTEMBER 27, 1999


         The second paragraph under the section of the Prospectus entitled "FUND MANAGEMENT" is hereby replaced by the following:


         The Fund's portfolio is managed within the Investment Manager's Growth Group. Jenny Beth Jones, Senior Vice President of the Investment Manager, has been the Fund's primary portfolio manager since its inception in October 1996. Prior to joining the Investment Manager in August 1996, Ms. Jones was a portfolio manager with Oppenheimer Capital.



April 27, 2000